SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2006

AGRENTA SYSTEMS INC.
(Exact name of registrant as specified in Charter)

Nevada	000-32541	6-0609457
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12/F, Shanxi Zhengquan Building, Gaoxin 2nd Road
Xian, Shanxi Province, China
(Address of Principal Executive Offices)

(852) 2823-0000
(Issuer Telephone number)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment to the current report on Form 8-K initially filed on November 17, 2006. The purpose of this Amendment No. 1 to our current report on Form 8-K is to file an exhibit in response to comments from the staff of the Securities and Exchange Commission and pursuant to Item 304(a)(3) of Regulation S-B.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Manning Elliott dated February 7, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTA SYSTEMS INC.

By:	/s/ Shiming Wang
Shiming Wang
Chief Executive Officer

Dated: February 12, 2007

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